UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 5.03 the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on September 24, 2024, the stockholders of Jet.AI Inc., a Delaware corporation (the “Company”), approved a proposal to grant the Company’s Board of Directors (the “Board”) the discretion to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”) at a ratio not less than one-for-two and not greater than one-for-one thousand, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors (the “Board”) without further approval or authorization of the Company’s stockholders.

On November 4, 2024, the Board unanimously approved a 1-for-225 reverse stock split of the Company’s issued and outstanding Common Stock (the “Reverse Stock Split”).

Reason for the Reverse Stock Split

The Company is effecting the Reverse Stock Split to, among others, regain compliance with the NASDAQ Stock Market LLC listing rules that require that the minimum average bid price of the Company’s Common Stock be at least $1.00 per share for a minimum of ten consecutive business days (the “Minimum Bid Price Requirement”).

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Split will be effective as of 12:01 a.m. on November 12, 2024 (the “Effective Date”), and the Common Stock will begin trading on a split-adjusted basis at the opening of the market on the Effective Date. The trading symbol for the Common Stock will remain “JTAI” and the new CUSIP number for the Common Stock following the Reverse Split will be 47714H308.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split divided by 225. Any fractional share of Common Stock that would otherwise result from the Reverse Stock Split will be rounded up to the nearest whole share. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 225, and multiplying the exercise or conversion price thereof by 225, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share. Such proportional adjustments will also be made to the number of shares and restricted stock units issued and issuable under any equity compensation plan.

Certificated and Non-Certificated Shares. Stockholders who hold their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Delaware State Filing. The Company is effecting the Reverse Stock Split pursuant to a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate”) filed with the Secretary of State of the State of Delaware on November 8, 2024, in accordance with General Corporation Law of the State of Delaware Section 242. The Certificate will become effective at 12:01 a.m. on the Effective Date. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Stockholder Approval. As previously described, during the Company’s 2024 Annual Meeting of the Stockholders of the Company on September 24, 2024, the Company’s stockholders approved a proposal to grant the Board the discretion to amend the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio not less than one-for-two and not greater than one-for-one thousand, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the Company’s stockholders. The Reverse Stock Split complies with such requirements.

Immediately after the Reverse Stock Split is effected, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for any immaterial changes and adjustments that could result from rounding fractional shares into whole shares. The Reverse Stock Split will not alter the par value of the Common Stock or result in a change of the total number of authorized shares of Common Stock. Except for any stockholders who receive a whole share in lieu of a fractional share as a result of the Reverse Stock Split, the Reverse Stock Split will affect all stockholders uniformly.

Item 7.01.	Regulation FD Disclosure.

On November 8, 2024, the Company issued a press release announcing the Reverse Stock Split and other related information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Company and the Reverse Stock Split, including, but not limited to, statements regarding the Company’s ability to regain compliance with Nasdaq listing rules or standards including the Company’s belief that the implementation of the Reverse Stock Split will regain the Company’s compliance with the Minimum Bid Price Requirement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that the Reverse Stock Split may not have the effect of increasing the trading price of the Company’s Common Stock; the Company may not be able to regain compliance with all Nasdaq continued listing requirements including but not limited to the Bid Price Requirement; and market and other conditions. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2023, as updated by the Company’s subsequent reports and filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date of the filing hereof, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, effective November 12, 2024

99.1	Press Release, dated November 8, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

	By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

November 8, 2024